                                                                    EXHIBIT 10.4

                             AMENDED AND RESTATED
                          REVOLVING CREDIT AGREEMENT
                          --------------------------


     THIS AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT is made and entered into as of the 16th day of November, 1998, by and among CROSS TIMBERS OIL COMPANY, a Delaware corporation ("Company"), the Banks that are signatories hereto (collectively, the "Banks"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent for Banks, NATIONSBANK, N.A., as Syndication Agent for Banks and CHASE BANK OF TEXAS, N.A., as Documentation Agent for Banks.

                              W I T N E S S E T H:

     WHEREAS, Company, Morgan Guaranty Trust Company of New York, as Administrative Agent for Banks, NationsBank, N.A., as Syndication Agent for Banks, Chase Bank of Texas, N.A., as Documentation Agent for Banks, and Banks have entered into that certain Amended and Restated Revolving Credit Agreement dated as of August 28, 1998, which amends and restates in its entirety that certain Revolving Credit Agreement dated as of April 17, 1998, as amended (as amended and as in effect as of the Closing Date (as defined below), as amended and restated hereby and as amended from time to time hereafter, the "Loan Agreement").

     WHEREAS, the parties hereto desire to amend the Loan Agreement as set forth herein and to restate the Loan Agreement in its entirety to read as set forth in the Loan Agreement with the amendments specified below.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                   ARTICLE I
                          Definitions and References

     1.01 Unless otherwise specifically defined herein, each term used herein which is defined in the Loan Agreement as in effect immediately prior to the Closing Date shall have the meaning assigned to such term in the Loan Agreement as so in effect. Each reference to "hereof," "hereunder," "herein" and "hereby" and each other similar reference and each reference to "this Loan Agreement" and each other similar reference contained in the Loan Agreement shall from and after the Closing Date refer to the Loan Agreement as amended and restated hereby.

                                  ARTICLE II
                                  Amendments

     2.01.  Amendments to Article I.  Effective as of the Closing Date, Article
I of the Loan Agreement is amended as follows:
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     (A)    Amendments to Certain Definitions.  The definitions of Closing Date,
Commitment, Proposed Royalty Trust and Threshold Amount are amended in their entirety and the following are substituted therefor:

     (i)    "Closing Date" shall mean November 16, 1998.

     (ii) "Commitment" shall mean at any time Banks' commitment to make the Loan and any Borrowing thereunder available to Company in an aggregate amount at any time not to exceed the lesser of (i) the Borrowing Base then in effect or (ii) the Facility Amount. With respect to each Bank, its Commitment shall never exceed its Percentage of the lesser of (i) the Borrowing Base then in effect or
            (ii) the Facility Amount. The amount of each Bank's Commitment may be terminated or reduced from time to time in accordance with the provisions hereof. The Commitment as of the Closing Date is $600,000,000, and upon closing of the San Juan Basin Acquisition the Commitment shall be increased to $615,000,000, but subject to further adjustment as provided in Section 5.05(a).

     (iii) "Proposed Royalty Trust" shall mean the royalty trust to be formed by Company, pursuant to which Company shall assign and convey to such royalty trust an 80% net profits interest in primarily leasehold Mineral Properties owned by Company in the Hugoton Field in Kansas and Oklahoma, in the Green River Basin in Wyoming, in the Elk City area in Oklahoma and in such other Mineral Properties located in Oklahoma and Kansas as may be selected by Company. Initially, all beneficial units representing ownership of the Proposed Royalty Trust will be owned and held by Company. The Proposed Royalty Trust is further described in Section 5.05(b).

     (iv) "Threshold Amount" shall mean, at any time during the period between the Closing Date to April 15, 1999, the lesser of (A) the amount determined under the PV Borrowing Base Test or (B) the amount equal to the remainder of (i) the quotient of (a) the Present Value of Borrowing Base Reserves that are attributable to the Proved Reserves allocable to the Borrowing Base Assets (provided that at least eighty-five percent (85%) of such Proved Reserves shall consist of Proved Developed Producing Reserves) plus the Gas Subsidiaries' Loan Value divided by (b) 1.35, less (ii) the unpaid principal balance of the Subordinated Indebtedness then outstanding. At the Closing Date, the Threshold Amount is $565,000,000. Upon closing of the San Juan Basin Acquisition, the Threshold Amount shall be increased to $590,000,000. During the period between the Closing Date to April 15, 1999, the Threshold Amount shall be determined (and approved by Majority Banks) as provided in Section 2.03(d) hereof and upon each redetermination of the Borrowing Base.

     (B) Additional Definitions. The following definitions are hereby included in Article I of the Loan Agreement:

            (i) "San Juan Basin Acquisition" shall mean the acquisition transactions to be consummated pursuant to which Company, as buyer, shall acquire the San Juan Basin Properties.

            (ii) "San Juan Properties" shall mean the oil and gas properties and tax credit partnerships to be acquired by Company upon closing of the San Juan Basin Acquisition. The San Juan Basin Properties consist of undivided interests in certain oil and gas properties located in Rio Arriba and San Juan Counties, New Mexico and in Major and Woodward Counties, Oklahoma and interests in two coal seam tax credit partnerships.

     (C) Amendment to the Definition of Permitted Margin Debt. The definition of Permitted Margin Debt is hereby amended by deleting the reference to "subclause (xi) of Section 9.01" as set forth in such definition and substituting therefor the reference to "subclause (xii) of Section 9.01."

     2.02.  Amendment to Section 5.02.  Effective as of the Closing Date,
Section 5.02 of the Loan Agreement is amended in its entirety and the following is substituted therefor:

            "5.02. Initial Borrowing Base. During the period from the Closing Date to the closing of the San Juan Basin Acquisition, the Borrowing Base shall be $600,000,000. Upon consummation of the San Juan Basin Acquisition, the Borrowing Base shall be increased to $615,000,000, but subject to further adjustment as provided in Section 5.05(a). The Borrowing Base in effect from time to time is subject to adjustment as provided in Sections 5.03, 5.04 and 5.05."

     2.03.  Amendment to Section 5.05(a).  Effective as of the Closing Date,
Section 5.05(a) of the Loan Agreement is amended by including the following sentences at the conclusion of such section:

            "Pursuant to the terms of the purchase and sale agreements evidencing the San Juan Basin Acquisition, at closing of the San Juan Basin Acquisition, certain of the San Juan Basin Properties may be excluded from such acquisitions and the purchase price for the San Juan Basin Properties may be reduced by the value allocated to such excluded properties, on account of title defects and/or adverse environmental conditions. After the purchase price for the San Juan Basin Properties has been reduced by an aggregate amount of $5,000,000 on account of such title defects and/or environmental conditions, the Borrowing Base shall thereafter be reduced by the loan value assigned to any additional properties that are affected by such title defects and/or environmental conditions according to the reserve report covering the San Juan Basin Properties that was delivered by Company to Agents or, if available, the most recent Reserve Report delivered to Banks."

     2.04.  Amendment to Section 5.05(b). Effective as of the Closing Date,
Section 5.05(b) of the Loan Agreement is amended by deleting the phrase "Company may (but has no present plans to) make a public offering of some or all of the units in the Proposed Royalty Trust" as set forth in such Section and substituting therefor the phrase "Company plans to make a public offering of some or all of the units in the Proposed Royalty Trust."

     2.05. Amendment to Article 7. Effective as of the Closing Date, Article 7 of the Loan Agreement is amended by including the following Section 7.06:

            "7.06. San Juan Basin Acquisition. In addition to the conditions precedent set forth in Section 7.02, the obligation of Banks to increase the Borrowing Base and the Commitment by the amounts set forth herein shall be subject to the following additional conditions precedent:

                    (a) Environmental Certificate. A certificate signed by a duly authorized officer of Company, stating that Company has reviewed the effect of Environmental Laws on the San Juan Basin Properties, and associated liabilities and costs, and on the basis of such review, neither Company nor its predecessor in title to the San Juan Basin Properties is, in any material respect, in violation of any Environmental Laws applicable to the San Juan Basin Properties, and the Company reasonably believes that Environmental Laws then in effect that are applicable to the San Juan Basin Properties are unlikely to have a Material Adverse Effect on Company or its Subsidiaries considered as a whole.

                    (b) Title Information. Supplemental title opinions, updated title reports, existing title opinions, assignments, division orders, and/or other evidence of title requested by Agents, covering the properties to be acquired by Company pursuant to the San Juan Basin Acquisition evidencing that (subject to Permitted Liens) Company shall have good and marketable title to such properties that constitute not less than 60% of the value of all of the San Juan Basin Properties to be acquired pursuant to the San Juan Basin Acquisition, and assignments and other instruments of conveyance to Company that vest title to the San Juan Basin Properties to be acquired pursuant to the San Juan Basin Acquisition in Company."

                    (c) Prior Notice. On the closing date of the San Juan Basin Acquisition, Company shall provide Agents (with copy to Administrative Agent's office at Morgan Christiana Center, 500 Stanton Christiana Road, Newark, Delaware 19713, Attention: Ms. Sandra Doherty) with written notice of the closing of the San Juan Basin Acquisition and the Commitment and Borrowing Base to be in effect after consummation of the San Juan Basin Acquisition."

     2.06. Amendment to Section 9.01. Effective as of the Closing Date, the following subclause (xiv) is included in Section 9.01 of the Loan Agreement:

     "(xiv) the obligation of Company to make up to $6,000,000 in deferred payments to the sellers of the Shell Properties pursuant to the terms of the purchase and sale agreement for the Shell Acquisition."

     2.07. Amendment to Section 9.21. Effective as of the Closing Date, subclause (iii) of Section 9.21 of the Loan Agreement is amended in its entirety to read as follows:

     "(iii) Company shall not form the Proposed Royalty Trust after December 31, 1999,"

     2.08. Amendment to Schedule I. Effective as of the Closing Date, Schedule I of the Loan Agreement amended in its entirety and the Schedule I attached hereto shall be substituted therefor.

                                  ARTICLE III
                              Condition Precedent

     3.01   Counterparts; Conditions to Effectiveness.

     (a) Majority Banks. As to Sections 2.01(A)(i) and (iii), Sections 2.01(C), Section 2.04, Section 2.06 and Section 2.07 hereof, this instrument shall become effective as to such Sections (and the Loan Agreement shall be amended and restated in the form of the Loan Agreement immediately before giving effect hereto and with the amendments referred to in such Sections) as of the Closing Date when Administrative Agent shall have received a duly executed counterpart hereof signed by the Company and Majority Banks (or, in the case of any Bank included within Majority Banks as to which an executed counterpart shall not have been received, Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such Bank).

     (b)    All Banks. As to Sections 2.01(A)(ii) and (iv), Section 2.01(B),
Section 2.02, Section 2.03, Section 2.05, and Section 2.08 hereof, this instrument shall become effective as to such Sections (and the Loan Agreement shall be amended and restated in the form of the Loan Agreement immediately before giving effect hereto and with the amendments referred to in such Sections) as of the Closing Date when Administrative Agent shall have received a duly executed counterpart hereof signed by the Company and all of the Banks (or, in the case of any Bank as to which an executed counterpart shall not have been received, Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such Bank).

     3.02. Corporate General Certificate. The obligation of each Bank hereunder is subject to the condition precedent that, on the Closing Date, Administrative Agent shall have received a Corporate General Certificate for Company in the form attached hereto as Exhibit "A".

                                  ARTICLE IV
                 Ratifications, Representations and Warranties

     4.01. Ratifications. The terms and provisions set forth herein shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement immediately before giving effect hereto and the other Loan Papers, and, except as expressly modified, amended, and superseded herein, the terms and provisions of the Loan Agreement and the other Loan Papers are ratified and confirmed and shall continue in full force and effect. Company and Banks agree that the Loan Agreement, as amended and restated in its entirety hereby, and the other Loan Papers shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     4.02. Representations, Warranties and Agreements. Company hereby represents and warrants to Banks that (a) the execution, delivery and performance of the Loan Agreement as amended and restated in its entirety hereby has been authorized by all requisite corporate action on the part of Company and will not violate the Articles/Certificate of Incorporation or Bylaws of Company;
(b) the representations and warranties contained in the Loan Agreement, as amended and restated in its entirety hereby, and any other Loan Papers are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended and restated in its entirety hereby, has occurred and is continuing; and (d) Company is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Papers, as amended and restated in its entirety hereby.

                                   ARTICLE V
                           Miscellaneous Provisions

     5.01. Reference to Loan Agreement. The other Loan Papers, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended and restated in its entirety hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Papers to the Loan Agreement shall mean a reference to the Loan Agreement as amended and restated in its entirety hereby.

     5.02. Expenses of Agents. As provided in the Loan Agreement, Company agrees to pay on demand all reasonable costs and expenses incurred by Agents in connection with the preparation, negotiation and execution of this Amended and Restated Revolving Credit Agreement, including, without limitation, the costs and fees of Agent's legal counsel, and all reasonable costs and expenses incurred by Banks in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended and restated in its entirety hereby, or any other Loan Papers, including, without, limitation, the reasonable costs and fees of Agents' legal counsel. Company shall not be responsible for the cost or expense of legal counsel of any other Bank in connection with the preparation, execution and delivery of this Amendment.

     5.03. Counterparts. This instrument may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     5.04. Headings. The headings, captions, and arrangements used herein are for convenience only and shall not affect the interpretation of this instrument.

     5.05. Applicable Law. THE LOAN AGREEMENT AS AMENDED AND RESTATED IN ITS ENTIRETY HEREBY AND ALL OTHER LOAN PAPERS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS UNLESS THE LAWS GOVERNING NATIONAL BANKS SHALL HAVE APPLICATION.

     5.06. Final Agreement. THE LOAN AGREEMENT AS AMENDED AND RESTATED IN ITS ENTIRETY HEREBY AND THE OTHER LOAN PAPERS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE CLOSING DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AS AMENDED AND RESTATED IN ITS ENTIRETY HEREBY AND THE OTHER LOAN PAPERS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THE LOAN AGREEMENT OR THE OTHER LOANS PAPERS SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY COMPANY AND EITHER BANKS OR MAJORITY BANKS, AS PROVIDED IN THE LOAN AGREEMENT.

     IN WITNESS WHEREOF, this Amendment has been executed in multiple originals and is effective as of the date first above-written.

                          [SIGNATURE PAGES TO FOLLOW]

                              COMPANY:

                              CROSS TIMBERS OIL COMPANY,
                              a Delaware corporation


                              By:  JOHN O'REAR
                                   ---------------------------------------------


                              BANKS:

                              MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK


                              By:  JOHN KOWALCZUK
                                   ---------------------------------------------


                              NATIONSBANK, N.A.


                              By:  J. SCOTT FOWLER
                                   ---------------------------------------------


                              CHASE BANK OF TEXAS, N.A.


                              By:  LEE E. BECKELMAN
                                   ---------------------------------------------


                              BANKBOSTON, N.A.


                              By:  GEORGE W. PASSELA
                                   ---------------------------------------------


                              WELLS FARGO BANK (TEXAS), N.A.


                              By:  CHARLES D. KIRKHAM
                                   ---------------------------------------------

                              FROST NATIONAL BANK, as the surviving
                              bank by merger of Overton Bank and Trust, N.A., effective May 29, 1998


                              By:  W.H. (BILL) ADAMS, III
                                   ---------------------------------------------


                              ABN-AMRO BANK N.V.


                              By:  JAMIE A. CONN
                                   ---------------------------------------------

                              By:  DEANNA BRELAND
                                   ---------------------------------------------


                              BANK OF MONTREAL


                              By:  MELISSA BAUMAN
                                   ---------------------------------------------


                              THE BANK OF NEW YORK


                              By:  RAYMOND J. PALMER
                                   ---------------------------------------------


                              BANQUE PARIBAS


                              By:  MIKE FIUZAT
                                   ---------------------------------------------

                              By:  MARIAN LIVINGSTON
                                   ---------------------------------------------


                              CREDIT LYONNAIS NEW YORK BRANCH


                              By:  PHILIPPE SOUSTRA
                                   ---------------------------------------------

                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION


                              By:  J. SCOTT FOWLER
                                   ---------------------------------------------

                              FIRST UNION NATIONAL BANK


                              By:  ROBERT R. WETTEROFF
                                   ---------------------------------------------


                              BANK ONE, TEXAS, N.A.


                              By:  JOHN S. WARREN
                                   ---------------------------------------------


                              NATEXIS Banque


                              By:  TIMOTHY L. POLVADO
                                   ---------------------------------------------

                              By:  ERIC DITGES
                                   ---------------------------------------------


                              THE BANK OF NOVA SCOTIA


                              By:  F.C.H. ASHBY
                                   ---------------------------------------------


                              COMERICA BANK-TEXAS


                              By:  DAVID L. MONTGOMERY
                                   ---------------------------------------------